                                                                   EXHIBIT 10.81



                     SECURITY AGREEMENT AND CHATTEL MORTGAGE
                              (AIRCRAFT NO.N524MC)
                      (SPARE ENGINE NOS. 517790 and 517602)


     THIS SECURITY AGREEMENT AND CHATTEL MORTGAGE is dated as of September 5, 1997, (this "Mortgage"), and entered into by and between ATLAS AIR, INC., a Delaware corporation (the "Lessee"), ATLAS FREIGHTER LEASING II, INC., a Delaware corporation ("Company" or "Lessor"), and BANKERS TRUST COMPANY, as administrative agent for and representative of (in such capacity, the "Agent") the financial institutions ("Lenders") party to the Credit Agreement referred to below.


                             PRELIMINARY STATEMENTS

     Company has entered into a credit agreement dated as of September 5, 1997 (said credit agreement, as it may be amended, restated, supplemented or otherwise modified from time to time, being the "Credit Agreement") with Lenders, Goldman Sachs Credit Partners L.P., as Syndication Agent, and Agent, pursuant to which Lenders have agreed, on the terms and conditions set forth in the Credit Agreement, to make term loans to Company in the principal amount of up to $185 million (the "Loans") to enable Company to refinance certain indebtedness currently encumbering the Aircraft Collateral (as defined below). The indebtedness with respect to Loans made by Lenders is to be evidenced by certain promissory notes of Company to the order of Lenders of even date herewith issued under and pursuant to the Credit Agreement (such promissory notes, as they may be amended, modified, supplemented, renewed, converted or extended from time to time, being the "Notes"). It is a condition precedent to the making by Lenders of the Loans under the Credit Agreement that this Mortgage be executed, delivered and filed for recordation.

     NOW, THEREFORE, in consideration of the premises and in order to induce Lenders to make the Loans, Company hereby agrees with Agent as follows:

SECTION 1. Mortgage and Grant of Security.

     To secure the due and punctual payment of the Notes, together with accrued interest thereon, and all other amounts from time to time payable by Company under the Credit Agreement, this Mortgage and the other Loan Documents (as defined below) (including payment of amounts that would become due but for the operation of the automatic stay under Section 362(a) of the United States Bankruptcy Code), and to secure performance of all obligations and covenants of Company under the Credit Agreement, this Mortgage and the other Loan Documents (all such payment and performance obligations of Company, the "Secured Obligations"), Company hereby mortgages to Agent, for the benefit of Lenders, and their respective successors and assigns, and hereby grants and assigns to Agent, for the benefit of Lenders, and their respective successors and assigns, a first priority security interest in the Aircraft and the Spare Engines (the "Aircraft Collateral") and a first priority security interest in all estate, right, title and interest of Company in, to and under, the other below described property wherever the same may be located (the "Aircraft Related Collateral"):

     (a) Aircraft Collateral. All of Company's right, title and interest in and to:

          (i) the airframe (the Aircraft except for the Engines or engines from time to time installed thereon), which is described on Schedule I hereto and any replacement airframe which may be substituted for such airframe in accordance with the provisions of Section 4(f) hereof together with any and all Parts (as hereinafter defined) incorporated or installed in or attached to such airframe and all Parts removed from such airframe until such Parts are replaced in accordance with Section 4(e) hereof (such airframe, together with any replacement airframe and all such Parts, hereinafter referred to as the "Airframe");

          (ii) each of the engines and spare engines (the "Spare Engines"), which are listed in Schedule II hereto or which are described in a Supplemental Chattel Mortgage (a "Supplemental Chattel Mortgage") substantially in the form of Exhibit A attached hereto, supplementing this Mortgage, and listed by manufacturer's serial numbers in such Schedule or in such Supplemental Chattel Mortgage, whether or not from time to time thereafter installed on the airframe or on any other airframe or aircraft, and any replacement engine which may be substituted for such engine or spare engine in accordance with the provisions of Section 4(f) hereof, together, in each case, with any and all Parts incorporated or installed in or attached thereto and any and all Parts removed therefrom, until such Parts are replaced in accordance with Section 4(e) hereof (each such engine, and replacement engine, together with any and all such Parts, hereinafter referred to as an "Engine" and collectively, the "Engines");

          (iii) all appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment of whatever nature (other than complete Engines, Spare Engines or engines), which may from time to time be incorporated or installed in or attached to the Airframe or any Engine or Spare Engine, including all such appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment purchased by Company for incorporation or installation in or attachment to the Airframe or any Engine or Spare Engine pursuant to the terms of any agreement whether or not identified in a Supplemental Chattel Mortgage (collectively referred to herein as "Parts"); and

          (iv) all records, logs and other materials required by applicable law or regulation to be maintained and all other records, logs and materials maintained in the ordinary course of business with respect to the properties described in paragraphs (i), (ii) and (iii) above (together with such Airframe and Engines (other than the Spare Engines), the "Aircraft").

     (b) Aircraft Related Collateral. All of Company's right, title and interest in and to:

          (i) all the tolls, rents, issues, profits, revenues and other income of the property subject or required to be subject to the lien of this Mortgage including, without limitation, all payments or proceeds payable to Company after termination of the Lease with respect to the Aircraft and Spare Engines as the result of the sale, lease or other disposition thereof, and all estate, right, title interest of every nature whatsoever of Company in and to the same and every part thereof;

          (ii) all monies and securities deposited or required to be deposited with Agent pursuant to any term of this Mortgage and held or required to be held by Agent hereunder or paid to Agent in accordance with the terms of the Lease;

          (iii) the contractual rights of the Company under any purchase or modification agreement or manufacturer's warranty, together with all rights, powers, privileges, options, licenses and other benefits of Company (including such indemnities, rights of assignment, rights and remedies for breach of any warranty and/or claims for damages, rights to receive title to parts and materials to the extent same relates to the Aircraft or Spare Engines including any agreement assigned therewith;

          (iv) all amounts payable to Company by any manufacturer, supplier or vendor of any of the Aircraft Collateral or any component thereof pursuant to any warranty or indemnity covering any such Aircraft Collateral;

          (v) all amounts payable as proceeds of insurance, as an award or otherwise in connection with any confiscation, condemnation, requisition or other taking of any Aircraft Collateral to the extent payable to Company under the Lease or to Agent hereunder;

          (vi) the Lease, including without limitation all Basic Rent, Supplemental Rent, insurance proceeds, requisition, indemnity and other payments of any kind thereunder, and including all rights of Company, as lessor, to execute any election or option or to give any notice, consent, waiver or approval under or in respect of the Lease or to accept any surrender of any of the Aircraft or Spare Engines or any part thereof, as well as any rights, powers or remedies on the part of the Lessor, whether arising under the Lease or by statute or at law or in equity, or otherwise, arising out of any Lease Event of Default (as defined in the Lease), including, without limitation, all rights under Section 1110 of the Bankruptcy Code; and

          (vii) all proceeds of any and all of the properties described above, including, without limitation, all payments under insurance proceeds or payment under any indemnity, payable by reason of any loss or damage to the Aircraft, any Engine or any Spare Engine.

     Company shall deliver to Agent an executed chattel paper original counterpart of each Lease and the Lease Supplements covering the Aircraft and Spare Engines. All property referred to in this granting clause, whenever acquired by the Lessor under the Lease, shall secure all Secured Obligations. Company does hereby warrant and represent that it has not assigned or pledged, and hereby covenants that it will not assign or pledge, so long as the assignment hereunder shall remain in effect, any of its right, title or interest hereby assigned to anyone other than Agent, and that it will not, except as provided herein or in the Credit Agreement, enter into any agreement amending or supplementing any purchase agreement, modification agreement to the extent such agreement relates to the Aircraft or Spare Engines, or execute any waiver or modification of, or consent under, any such agreement, or settle or compromise any claim arising under any such agreement or submit or consent to the submission of any dispute, difference or other matter arising under or in any respect of any such agreement to arbitration thereunder.

SECTION 2.  Definitions.

     Unless the context otherwise requires, the following terms shall have the following meanings for all purposes of this Mortgage and shall be equally applicable to both the singular and the plural forms of such terms. Terms defined in the Credit Agreement and not otherwise defined herein are used herein as therein defined.

          "Acceptable Alternate Airframe" means a Boeing 747-200 which is in cargo configuration capable of immediate operation in the business of Lessee and has a maximum gross takeoff weight of at least 800,000 pounds and is of the equivalent or greater residual value, condition, utility, airworthiness, and remaining useful life and which shall have been maintained, serviced, repaired and overhauled in substantially the same manner as Lessee maintains, services, repairs and overhauls similar airframes utilized by Lessee and without in any way discriminating against such airframe.

          "Acceptable Alternate Engine" means a General Electric CF6-50E2 aircraft engine for the aircraft bearing U.S. registration numbers N523MC, N524MC, N526MC and N527MC or an engine of the same or another manufacturer of equivalent or greater residual value, condition, utility, airworthiness, and remaining useful life and suitable for installation and use on the Airframe; provided that such engine shall be of the same make, model and manufacturer as the other engines installed on the Airframe, shall be an engine of a type then being utilized by Lessee on other Boeing 747-200 aircraft operated by Lessee, and shall have been maintained, serviced, repaired and overhauled in substantially the same manner as Lessee maintains, services, repairs and overhauls similar engines utilized by Lessee and without in any way discriminating against such engine.

          "ACMI Contract" means (i) any contract entered into by Lessee pursuant to which Lessee furnishes the aircraft, crew, maintenance and insurance and customers bear all other operating expenses and (ii) any similar contract in which the customer provides the flight crew, all in accordance with Lessee's historical practices.

          "Act" means the Federal Aviation Act of 1958, as amended and recodified in Title 49, United States Code, or any similar legislation of the United States enacted to supersede, amend or supplement such Act and the rules and regulations promulgated thereunder.

          "Agent" has the meaning specified in the first paragraph of this instrument.

          "Aircraft" has the meaning specified in Section 1 hereof.

          "Aircraft Collateral" has the meaning specified in Section 1 hereof.

          "Aircraft Related Collateral" has the meaning specified in Section 1 hereof.

          "Airframe" has the meaning specified in Section 1 hereof.

          "Company" has the meaning specified in the first paragraph of this instrument.

          "Credit Agreement" has the meaning specified in the Preliminary Statements.

          "Domestic Air Carrier" means any United States "domestic air carrier," as defined in Part 121 of the Federal Aviation Regulations, that is operating in accordance with the operating certificate and appropriate operations specifications issued under Part 121 or any successor regulations.

          "Engine" has the meaning specified in Section 1 hereof.

          "Event of Default" means any Event of Default as defined in the Credit Agreement.

          "Lease" means that certain Lease Agreement, dated as of September __, 1997, by and between Atlas Freighter Leasing II, Inc., as Lessor, and Atlas Air, Inc., as Lessee, for the lease of the Aircraft and Spare Engines, together with any amendments, modifications, supplements or additions thereto.

          "Lessee" means Atlas Air, Inc.

          "Lessor" has the meaning specified in the first paragraph of this Mortgage.

          "Loans" has the meaning specified in the Preliminary Statements.

          "Mortgage" has the meaning specified in the first paragraph of this instrument.

          "Notes" has the meaning specified in the Preliminary Statements.

          "Parts" has the meaning specified in Section 1 hereof.

          "Secured Obligations" has the meaning specified in Section 1 hereof.

          "Spare Engines" has the meaning specified in Section 1 hereof.

          "Supplemental Chattel Mortgage" has the meaning specified in Section 1 hereof.


SECTION 3.  Representations and Warranties.

     Company hereby represents and warrants that, in the case of the Airframe or each Engine or each Spare Engine initially or subsequently mortgaged hereunder on the date the Airframe, such Engine or Spare Engine is mortgaged hereunder as follows:

          (a) Company has good and marketable title to the Aircraft Collateral free and clear of all Liens except for the lien of this Mortgage and Permitted Encumbrances and the Lease and has full power and authority to mortgage and grant the lien and security interest in the Aircraft Collateral and Aircraft Related Collateral intended by the terms hereof and in the manner aforesaid and has not assigned or pledged any of its right, title or interest hereby assigned to anyone other than Agent.

          (b) Company is a "citizen of the United States" as defined in Section 40102(15) of Title 49 of the United States Code.

          (c) Ownership of the Airframe is duly registered in the name of Company in accordance with the Act; and the Airframe is not registered under the laws of any other country.


          (d) This Mortgage or a Supplemental Chattel Mortgage, as the case may be, is in due form for recording in accordance with the Act and has been duly filed for recording in accordance with the Act against the Aircraft or such Engine(s) or Spare Engine as the case may be.

          (e) An airworthiness certificate has been duly issued under the Act for the Aircraft (evidence of which has been supplied to Agent), and the airworthiness certificate for the Aircraft is in full force and effect.

          (f) The Aircraft, Engines and Spare Engines are in such condition so as to comply with the requirements of Section 4(c) hereof; and the insurance required by Section 4(g) hereof is in full force and effect.

          (g) This Mortgage or this Mortgage as supplemented by a Supplemental Chattel Mortgage constitutes the legally valid and binding obligation of Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium, or similar laws or equitable principles relating to or limiting creditors' rights generally, and creates a valid, perfected and first priority mortgage on and security interest in the Aircraft Collateral, securing the payment and performance of the Secured Obligations.

          (h) Company has delivered to Agent for filing financing statements under Article 9 of the Uniform Commercial Code of the States of Colorado and New York and such other states as may be required with respect to that portion of the Aircraft Collateral not covered by the filing system established under the Act and with respect to the Aircraft Related Collateral; and except for the filings described in this paragraph and in paragraph (d) above of this Section 3, no filing or recording of any instrument shall be required to establish and perfect a first priority security interest in the Aircraft Collateral and Aircraft Related Collateral under the laws of the United States or any State thereof.

          (i) The chief place of business and the chief executive office of Company is located at 538 Commons Drive, Golden, Colorado 80401.



SECTION 4.  Covenants.

     Company hereby covenants that so long as this Mortgage is in effect:

          (a) Liens. Company will not directly or indirectly create, incur, assume or suffer to exist any Lien, on or with respect to any of the Aircraft Collateral, or Aircraft Related Collateral, title thereto or any interest therein, except the lien of this Mortgage and Permitted Encumbrances, including the Lease. Company will promptly, at its own expense, take such action as may be necessary to duly discharge any such Lien not excepted above if the same shall arise at any time.

          (b) Taxes. Company will pay, and hereby indemnifies Agent from and against, any and all fees and taxes, levies, imposts, duties, charges or withholdings, together with any penalties, fines or interest thereon (any of the foregoing for the purposes of this Section 4(b) being called a "Tax"), which may from time to time be imposed on or asserted against Agent or any Lender or the Airframe or any Engine or any Spare Engine or any part thereof or interest therein by any Federal, state or local government or other taxing authority in the United States or by any foreign government or subdivision thereof or by any foreign taxing authority in connection with, relating to or resulting from: (i) the Airframe or any Engine or any Spare Engine or any part thereof of interest therein; (ii) the manufacture, purchase, ownership, mortgaging, lease, sublease, use, storage, maintenance, sale or other disposition of the Airframe or any Engine or any Spare Engine; (iii) any rentals or other earnings therefor or arising therefrom or the income or other proceeds received with respect thereto; or
     (iv) this Mortgage; provided, however, that there shall be excluded from any indemnification any Lessor Tax (as defined in the Lease) and unless the payment of any such Tax shall be a condition to the enforceability of this Mortgage or the perfection of the lien hereof or unless proceedings shall have been commenced to foreclose any lien which may have attached as security for such Tax, nothing in this Section shall require the payment of any Tax so long as and to extent that validity thereof shall be contested in good faith by appropriate legal proceedings promptly instituted and diligently conducted and Company shall have set aside on its books adequate reserves with respect thereto in accordance with generally accepted accounting principles.

          (c) Registration; Maintenance and Operation. Company, at its own cost and expense, (i) will be a "citizen of the United States" as defined in
     Section 40102(15) of Title 49 of the United States Code; (ii) will cause ownership of the Aircraft and Spare Engines to be duly registered and remain duly registered in the name of Company in accordance with the Act; and (iii) will cause Lessee to service, repair, inspect, test, maintain, overhaul the Airframe and each Engine and each Spare Engine and install replacement equipment and parts on the Aircraft, each Engine and each Spare Engine (A) so as to keep the Airframe and each Engine and each Spare Engine in such operating condition as may be required to permit the Airframe and each Engine to be utilized in commercial operations, (B) so as to enable the airworthiness certification of the Airframe to be maintained in good standing at all times under the Act, except when aircraft of the same type, model or series as the Airframe (powered by engines of the same type as those with which the Airframe shall be equipped at the time of grounding) registered in the United States have been grounded by the FAA; provided, however, that if following its issuance, the United States FAA airworthiness certificate of the Aircraft shall be withdrawn, then subject to the provisions of Section 4(f) hereof, so long as Company is diligently taking or causing to be taken all necessary action to promptly correct the condition which caused such withdrawal, no Event of Default shall arise from such withdrawal, (C) in accordance with Lessee's FAA-approved maintenance, inspection and maintenance control programs, and in the same manner and with the same care used by Lessee with respect to the same or similar aircraft and engines owned or operated by Lessee so as to keep the same in as good operating condition as when originally mortgaged hereunder, ordinary wear and tear excepted, which practices shall at all times be at or above the standard of the industry in the United States for prudent maintenance of similar equipment, and (D) in such manner as may be necessary to maintain in full force all warranties of the manufacturers thereof. Company shall maintain, or shall cause Lessee to maintain, all records, logs and other materials which may be required to permit the Airframe, each Engine and each Spare Engine to be so utilized.

          Company will comply in all material respects with all airworthiness directives, mandatory notes or modifications or similar requirements affecting the same (including those issued by the manufacturer or supplier) in such condition so as to comply with the provisions of this Mortgage and the rules and regulations of the FAA from time to time in force and applicable to the Aircraft, Engines and Spare Engines. Neither the Airframe nor any Engine nor any Spare Engine will be maintained, used or operated in violation of any law or any rule, regulation or order of any government or governmental authority having jurisdiction (domestic or foreign), or in violation of any airworthiness certificate, license or registration relating to the Airframe or such Engine or such Spare Engine issued by any such authority, and in the event that such laws, rules, regulations or orders require alteration of the Airframe or any Engine or any Spare Engine, Company, at its own cost and expense, will conform thereto or obtain conformance therewith and will maintain the same in proper operating condition under such laws, rules, regulations and orders; provided, however, that Company may, in good faith (after having delivered to Agent an Officer's Certificate stating the facts with respect thereto), contest the validity or application of any such law, rule, regulation or order in any reasonable manner which does not, in Agent's opinion, adversely affect the interests under this Mortgage of Agent or any Lender.

          Company will not operate, use or locate the Airframe or any Engine or any Spare Engine, (I) in any area in which any insurance required to be maintained pursuant to Section 4(g) shall not be at the time in full force and effect, or in any area excluded from coverage by an insurance policy in effect with respect to the Airframe or such Engine or such Spare Engine, except in the case of a requisition for use by the United States of America, and then only if Company obtains indemnity or "war risk" insurance in lieu of such insurance from the United States of America against the risks and in the amounts required by said Section covering such area, or
     (II) in any recognized or threatened area of hostilities unless fully covered to Agent's satisfaction by war risk and political risk and allied perils insurance or unless the Airframe or such Engine or such Spare Engine is operated or used under contract with the Government of the United States of America under which contract that Government provides "war risk" insurance or assumes liabilities for any damages, loss, destruction or failure to return possession of the Airframe or such Engine or such Spare Engine at the end of the term of such contract and for injury to persons or damage to property of others.

          Company shall not use the Aircraft or any Spare Engines nor suffer it to be used in any manner or for any purpose excepted from any of the insurance on or in respect of the Aircraft or any Spare Engines or for the purpose of carriage of goods of any description excepted from such insurance nor do, or permit to be done, anything which, or admit to do anything the admission of which, may invalidate any of such insurance.

          (d) Possession. Company will not, without the prior written consent of Agent, sell, assign, lease or otherwise in any manner deliver, transfer or relinquish possession or control of, or transfer the right, title or interest of Company in, the Airframe or any Engine or any Spare Engine except that Company may enter into and perform all provisions and terms of the Lease and Lessee or the Company, unless a Potential Event of Default or Event of Default shall have occurred and be continuing, without the prior written consent of Agent, may take the following actions so long as the actions to be taken shall not deprive the Agent of the first priority Lien of this Mortgage on the assets subject hereto and so long as the actions to be taken shall not deprive Company as Lessor of the protections of Section 1110 of the Bankruptcy Code with respect to the Aircraft or Spare Engines nor shall such actions deprive the Agent of the protections of Section 1110 of the Bankruptcy Code with respect to the Aircraft or Spare Engines as assignee of Company's rights under this Mortgage:

               (i) transfer possession of the Airframe or any Engine or Spare Engine other than by lease to the United States of America or any instrumentality thereof pursuant to the Civil Reserve Air Fleet Program (as administered pursuant to Executive Order 12656, or any substitute order) or any similar or substitute programs;

               (ii) transfer possession of the Airframe or any Engine or Spare Engine to the manufacturer thereof for testing or other similar purposes or any other organization for service, repairs, maintenance or overhaul or, to the extent permitted by Section 4(e) hereof, for alterations or modifications;

               (iii) subject any Engine or Spare Engine to normal interchange or pooling agreements or arrangements of the type customary in the United States airline industry and entered into by Company or Lessee in the ordinary course of business which do not contemplate or require the transfer of title to, use for the remainder of its useful life, or registration of the Airframe or title to, or use for the remainder of its useful life of such Engine or Spare Engine; provided, however if Company's title to or use for the remainder of its useful life, of the Airframe or any Engines or Spare Engines shall be divested under any such agreement or arrangement, such divesture shall be deemed to be an Event of Loss with respect to the Airframe or such Engine or Spare Engine and Company shall comply with Section 4(f) in respect thereof;

               (iv) install an Engine or Spare Engine on an airframe which is owned by Lessee; provided that such airframe is free and clear of all Liens on property of Lessee except (A) Liens permitted under the Lease, (B) Liens that apply only to the engines (other than the Engines or Spare Engines), appliances, parts, instruments, appurtenances, accessories, furnishings and other equipment (other than Parts) installed on such airframe (but not to the airframe as an entirety), and (C) the rights of any Domestic Air Carrier, under normal interchange agreements which are customary in the airline industry and do not contemplate or require the transfer of title to such airframe or the engines installed thereon;

               (v) install an Engine or Spare Engine on an airframe leased to Lessee or owned by Lessee subject to a conditional sale or other security agreement, provided: (A) such airframe is free and clear of all Liens, except the rights of the parties to the lease or conditional sale or other security agreement covering such airframe and except Liens of the type permitted by clause (iv) above; and (B) Agent shall have received from the lessor, conditional vendor or secured party and each of the purchasers, mortgagees and encumbrancers of such lessor, conditional vendor or secured party of such airframe a written agreement (which may be the lease, conditional sale agreement or mortgage covering such airframe), whereby such lessor, conditional vendor or secured party and each of the purchasers, mortgagees and encumbrancers of such lessor, conditional vendor or secured party expressly and effectively agrees that neither it nor its successors and assigns will acquire or claim any right, title or interest in any Engine or Spare Engine by reason of such Engine or Spare Engine being installed on such airframe at any time when such Engine or Spare Engine is subject to this Mortgage;

               (vi) install an Engine or Spare Engine on an airframe owned or leased by Lessee subject to a conditional sale or other security agreement under circumstances where neither clause (iv) nor clause (v) above is applicable; provided that any divesture of title to such Engine or Spare Engine resulting from such installation shall be deemed to be an Event of Loss with respect to such Engine or Spare Engine and Company shall comply with Section 4(f) in respect thereof;

               (vii) authorize or permit the Lessee to enter into an ACMI Contract or wet lease for the Airframe and the Engines and Spare Engines or engines installed thereon with any third party pursuant to which Company has operational control of the Airframe and any Engines and Spare Engines installed thereon such operation to be performed solely by individuals under the operational control of Company possessing all current certificates and licenses that would be required under the applicable laws of the United States for the performance by such employees of similar functions within the United States; provided that Company's obligations hereunder shall continue in full force and effect notwithstanding any such ACMI Contract or wet lease;

     provided, however, that the rights of any transferee who receives possession of the Airframe or any Engine or Spare Engine permitted by the terms hereof shall be made subject and subordinate to, and the Leases shall be made expressly subject and subordinate to, the lien and security interest of this Mortgage and all of Agent's rights hereunder and Company shall remain primarily liable hereunder for the performance of all the terms of this Mortgage to the same extent as if such transfer had not occurred, and any such instrument of transfer shall include appropriate provisions for the maintenance and insurance of the

     Airframe or such Engine or Spare Engine, and any such instrument of transfer (other than the Lease) shall expressly prohibit any further transfer of the Airframe or such Engine or Spare Engine or any assignment of the rights thereunder; and provided, further, that no such lease, pooling arrangement or other transfer or relinquishment of the possession of the Airframe or any Engine or Spare Engine shall in any way discharge or diminish any of Company's obligations to Agent hereunder or under the Credit Agreement. In the event Agent shall have received from the lessor, conditional vendor or secured party of any airframe leased to Lessee or purchased by Lessee subject to a conditional sale or other security agreement, a written agreement complying with clause (B) of Section 4(d)(v), and the lease or conditional sale or other security agreement covering such airframe also covers an engine, engines or spare engines owned by the lessor under such lease, conditionally owned by the conditional vendor under such conditional sale agreement, or subject to such security agreement, Agent hereby agrees for the benefit of such lessor, conditional vendor or secured party that Agent will not acquire or claim, as against such lessor, conditional vendor or secured party, any right, title or interest in any such engine or spare engine as the result of such engine or spare engine being installed on the Airframe at any time while such engine or spare engine is subject to such lease or conditional sale or other security agreement and owned by such lessor, conditionally owned by such conditional vendor or subject to such security agreement.

          (e) Replacement and Pooling of Parts: Alterations, Modifications and Additions.

               (i) Except as otherwise provided in Section 4(e)(iv), Company, at its own cost and expense, will promptly replace all Parts, which may from time to time be incorporated or installed in or attached to the Airframe or any Engine or Spare Engine and which may from time to time become worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use for any reason whatsoever. In addition, in the ordinary course of maintenance, service, repair or testing, Company at its own cost and expense may remove any Parts, whether or not worn out, lost, stolen, destroyed, seized, confiscated, damaged beyond repair or permanently rendered unfit for use, provided that, except as otherwise provided in Section 4(e)(iv), Company at its own cost and expense shall replace such Parts as promptly as practicable. All replacement Parts shall be owned by Company free and clear of all Liens (except Permitted Encumbrances and the Lease, and for pooling arrangements to the extent permitted by

          Section 4(e)(ii)), and shall be in as good operating condition as, and shall have a value and utility at least equal to, the Parts replaced assuming such property were in the condition and repair required to be maintained by the terms hereof.

               All Parts at any time removed from the Airframe or any Engine or any Spare Engine shall remain the property of Company and shall remain subject to the lien and security interest of this Mortgage, no matter where located until such time as such Parts shall be replaced by parts which have been incorporated or installed in or attached to the Airframe or any Engine or Spare Engine and which meet the requirements for replacement parts specified above. Immediately upon any replacement Part becoming incorporated or installed in or attached to the Airframe or any Engine or Spare Engine as above provided, without further act, (A) title to such replacement Part shall vest in and such replacement part shall become the property of Company and shall become subject to the lien and security interest of this Mortgage and shall be deemed part of the Airframe or such Engine or Spare Engine for all purposes hereof to the same extent as the property originally comprising, or installed on, such Airframe or such Engine or Spare Engine, and (B) title to the replaced part shall no longer be the property of Company and shall thereupon become free and clear of all rights of Agent hereunder and shall no longer be deemed a Part hereunder.

               (ii) Any Part removed from the Airframe or any Engine or Spare Engine as provided in Section 4(e)(i) may be subjected by Company or Lessee to a normal pooling arrangement of the type customary in the airline industry entered into by Lessee in the ordinary course of its business and entered into with Domestic Air Carriers that are not the subject of any bankruptcy, insolvency, or similar proceeding, voluntary or involuntary, provided the Part replacing such removed Part shall be incorporated or installed in or attached to the Airframe or such Engine or Spare Engine in accordance with Section 4(e)(i) as promptly as possible after the removal of such removed part. In addition, any replacement Part when incorporated or installed in or attached to the Airframe or any Engine or Spare Engine in accordance with Section 4(e)(i) may be owned subject to such a pooling arrangement, provided Company, at its expense, as promptly thereafter as possible, either (A) causes such replacement Part to become subject to the lien and security interest of this Mortgage in accordance with
          Section 4(e)(i) by Company's acquiring title thereto for the benefit of Agent free and clear of all Liens (except Permitted Encumbrances and the Lease) or (B) replaces such replacement Part by incorporating or installing in or attaching to the Airframe or such Engine or Spare Engine a further replacement Part owned by Company free and clear of all Liens (except Permitted Encumbrances and the Lease).

               (iii) Company, at its own cost and expense, shall make or cause to be made such alterations and modifications in and additions to the Airframe and the Engines and Spare Engines as may be required from time to time to meet the standards of the FAA or other governmental authority having jurisdiction; provided that Company may, in good faith, contest the validity or application of any such standard in any reasonable matter that shall not adversely affect the Lien of this Mortgage or Lenders' interests therein. Company also agrees, at its own cost and expense, to make or cause to be made such alterations and modifications in and additions to the Airframe and the Engines and Spare Engines as may be required from time to time to meet the standards or requirements of any directive issued by a manufacturer relating to the Airframe or any Engine or Spare Engine. In addition so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, Company, at its own cost and expense, may from time to time make such alterations and modifications in and additions to the Airframe and any Engine or Spare Engine as Company may deem desirable in the proper conduct of its business or to accommodate the business of Lessee, provided no such alteration, modification or addition diminishes the value or utility or impairs the condition or airworthiness of the Airframe or such Engine or Spare Engine below the value, utility, condition or airworthiness thereof immediately prior to such alteration, modification or addition assuming the Airframe or such Engine or Spare Engine were then in the condition and airworthiness required to be maintained by the terms of this Mortgage.

               (iv) All Parts incorporated or installed in or attached to or added to the Airframe or any Engine or Spare Engine as the result of such alteration, modification or addition shall, without further act, become the property of, and title to such parts shall vest in Company and shall be subject to the lien and security interest of this Mortgage; provided, that, so long as no Potential Event of Default or Event of Default shall have occurred and be continuing, Company may remove and not replace any such Part if it (A) is in addition to, and not in replacement of or in substitution for, any Part incorporated or installed in or attached to the

          Airframe or such Engine or Spare Engine on the date hereof, on the date the Engine or Spare Engine first becomes subject to the lien of this Mortgage, or any Part in replacement of or substitution for any such Part, (B) is not required to be incorporated or installed in or attached or added to the Airframe or such Engine or Spare Engine pursuant to the terms of Section 4(c) hereof or any other provision of this Mortgage and (C) can be removed from the Airframe, such Engine or Spare Engine without diminishing or impairing the value, utility or airworthiness which the Airframe or such Engine or Spare Engine would have had at such time had such alteration, modification or addition not occurred, assuming the Aircraft Collateral was otherwise in the condition required by this Mortgage. Upon the removal by Company of any such Part, as above provided, title thereto shall, without further act, be free and clear of all rights of the Agent hereunder and such Part shall no longer be deemed a Part hereunder.

               (v) Pursuant to the terms of the Leases, all obligations of Company pursuant to this Section 4(e) shall be performed by the Lessee, at the Lessee's own cost and expense, and all Parts and alterations, improvements or modifications in and additions to the Aircraft shall become subject to the Lien of this Mortgage and shall be leased to the Lessee under the applicable Lease. In no event shall the Lessor bear any liability or cost whatsoever for (i) any alteration or modification of, or addition to, the Airframe or any Engine or Spare Engine, (ii) any grounding of the Aircraft, (iii) suspension of certification of the Aircraft, or (iv) loss of revenue suffered by the Company for any reason whatsoever.


     (f)  Event of Loss.

               (i) If an Event of Loss shall occur with respect to an Airframe or an Engine or Spare Engine, Company will promptly notify Agent thereof in writing (in any event within five (5) days of such occurrence) and will, not later than 180 days after the receipt of Proceeds in connection with such Event of Loss, mortgage hereunder, by complying with all of the terms of subsection (ii) below and otherwise taking all necessary actions to provide that Company (and the Agent upon foreclosure of Company's interest in the Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the replacement airframe or engine referred to below, an

          Acceptable Alternate Airframe or Acceptable Alternate Engine free of all Liens (other than Permitted Encumbrances and the Lease). Upon compliance with the preceding sentence within such 180-day period, Agent will execute and deliver to Company a partial release, in recordable form, releasing the lien of this Mortgage to the extent that it covers such Airframe or Engine or Spare Engine with respect to which such Event of Loss has occurred. Such Acceptable Alternate Airframe or Acceptable Alternate Engine shall thereupon constitute an "Airframe" or an "Engine" or "Spare Engine", as the case may be, for all purposes hereof and shall be deemed to constitute part of the Aircraft.

               (ii) Whenever Company shall subject any Airframe or Engine to the lien and security interest of this Mortgage (as contemplated by paragraph (i) above), Company will on or prior thereto:

                    (A) deliver to Agent and duly file for recording under the
               Act, a Supplemental Chattel Mortgage substantially in the form of Exhibit A hereto duly executed by Company appropriately describing such engine to be subjected to the lien and security interest of this Mortgage;

                    (B) deliver to Agent for filing financing statements under
               Article 9 of the Uniform Commercial Code of the States of Colorado and New York (or such other States as may be required at such time) covering the security interest created by this Mortgage to perfect the security interest of Agent in the Airframe or Engine or Spare Engine to be subjected to the lien and security interest of this Mortgage;

                    (C) deliver to Agent an Officers' Certificate dated the date of execution of said Supplemental Chattel Mortgage, stating:

                         (I) that the representations and warranties contained
                    in Section 3 hereof are true and correct on and as of such date of execution with respect to such Airframe or Engine or Spare Engine and Company;

                         (II) that, upon consummation of the terms of this
                    Section 4(f), no Potential Event of Default or Event of Default will exist; and

                         (III) that all conditions precedent contemplated in
                    this Section 4(f)(ii) have been complied with.

                    (D) furnish Agent with evidence of compliance with the
               insurance provisions of Section 4(g) hereof with respect to such Airframe or Engine or Spare Engine as Agent may reasonably request;

                    (E) furnish Agent with a warranty (as to title) bill of
               sale, in form and substance reasonably satisfactory to Agent with respect to such Airframe or Engine or Spare Engine;

                    (F) furnish Agent with such evidence of title such as the
               bill of sale as Agent may reasonably request concerning such Airframe or Engine or Spare Engine;

                    (G) cause to be delivered to Agent an appraisal by the
               Approved Appraisers relating to the Airframe or Engine or Spare Engine to be subjected to the lien and the security interest of this Mortgage stating that it has a value and utility at least equal to, and in as good operating condition as the Airframe or Engine or Spare Engine subject to such Event of Loss immediately prior to such Event of Loss, assuming compliance by Company with all the terms of this Mortgage with respect to such Airframe or Engine or Spare Engine; and

                    (H) cause to be delivered to Agent an opinion or opinions of counsel dated the date of execution of such Supplemental Chattel Mortgage, stating:

                         (I) that the Airframe or Engine or Spare Engine
                    specifically described in said Supplemental Chattel Mortgage, is free and clear of all recorded Liens,

                         (II) that said Supplemental Chattel Mortgage (1) has
                    been duly authorized, executed and delivered by Company, and
                    (2) creates a valid, perfected and first priority security interest in and to the Airframe or Engine or Spare Engine described in said Supplemental Chattel Mortgage, enforceable against all third parties and securing the payment of all obligations purported to be secured thereby and that all action required to perfect fully such security interest has been taken and completed,

                         (III) that said Supplemental Chattel Mortgage has been
                    duly filed for recordation in accordance with the provisions of the Act to continue the perfection and priority of the security interest intended to be created by the Mortgage, and

                         (IV) that Company (and the Agent upon succeeding to
                    Company's interest in the Lease) will continue to be entitled to the benefits of Section 1110 of the Bankruptcy Code with respect to the lease of the Airframe or Engine or Spare Engine described in said Supplemental Chattel Mortgage.

                         (V) as to such other matters as Agent may reasonably
                    request.

          Promptly upon the recording of each Supplemental Chattel Mortgage under the Act, Company will cause to be delivered to Agent an opinion of counsel for Company as to the due recording of such Supplemental Chattel Mortgage in accordance with the Act.

               (iii) With respect to the Airframe or any Engine or Spare Engine as between the Agent and Company, any payments on account of an Event of Loss (other than insurance proceeds or other payments the application of which is provided for in Section 4(g) below and under the terms of the Credit Agreement) received from any government authority or other person shall be applied as follows:

                    (A) if such payments are received with respect to an Event of Loss to an Airframe or Engine or Spare Engine that has been or is being replaced by Company pursuant to the terms hereof, so long as there shall exist no Event of Default or Potential Event of Default, such payment shall be paid over to or retained by Company or Lessee upon satisfaction of the conditions for replacement contained in paragraph (ii) above and until such time shall be held by Agent in accordance with the provisions hereof as security for the Secured Obligations; and

                    (B) if such payments are received with respect to an Event of Loss with respect to which no replacement is being effected, such payments shall be applied to the prepayment of the Notes required pursuant to the terms of the Credit Agreement and shall be held pursuant to the terms of this Mortgage, and the balance, if any, shall be paid over to or retained by Company.

               (iv) In the event of a requisition for use by the United States Government of the Airframe or any Engine or Spare Engine, Company shall promptly notify Agent of such requisition and all of Company's obligations under this Mortgage shall continue to the same extent as if such requisition had not occurred. Any payments received by Agent or Company from the United States Government for the use of the Airframe or such Engine or Spare Engine, shall be paid over to, or retained by, Company.

               (v) Any amount referred to in paragraph (iii) or (iv) of this
          Section 4(f) which is payable to or retained by Company shall not be paid to Company or retained by Company, if at the time of such payment or retention any Event of Default or a Potential Event of Default shall have occurred and be continuing, but shall be held by or paid over to Agent as security for the obligations of Company under this Mortgage and the other Loan Documents, and, if Agent shall declare the Credit Agreement to be in default, shall be applied against Company's obligations hereunder and thereunder as and when due. At such time as there shall not be continuing any such Event of Default or Potential Event of Default, such amount shall be paid to Company to the extent not previously applied in accordance with the preceding sentence. In addition, and whether or not there shall exist an Event of Default or Potential Event of Default, until such time as Company shall request to be paid any amount referred to in paragraph (iii) or (iv) in order to effect the mortgaging hereunder of a replacement Airframe or Engine or Spare Engine, any amounts referred to in paragraphs (iii) or (iv) of this Section 4(f) shall be held by the Agent as security for the obligations of Company under this Mortgage and the other Loan Documents.

     (g) Insurance.

         (i) Company will cause Lessee at all times to carry and maintain on or with respect to the Aircraft and Spare Engines, at Lessee's own cost and expense, public liability (including without limitation, contractual liability, cargo liability, passenger legal liability, bodily injury and product liability, but excluding manufacturer's product liability) and property damage insurance with insurers of recognized responsibility and reputation in amounts, of the type and covering the risks customarily carried with respect to similar aircraft by corporations engaged in the same or similar business and similarly situated with Lessee but in no event in an amount less than $500,000,000 per occurrence (which shall include war risk, governmental confiscation and expropriation and allied perils coverage). During any period when the Aircraft and Spare Engines are on the ground and not in operation, Lessee may carry or cause to be carried, in lieu of insurance required by this Section, insurance otherwise conforming with the provisions of this Section except that the amounts of coverage shall not be required to exceed the amounts of comprehensive airline liability insurance, and the scope of risk covered and type of insurance shall be the same, as are customarily carried with respect to similar aircraft on the ground by corporations engaged in the same or similar business and similarly situated with Lessee. Any policies of insurance carried in accordance with this Section 4(g) and any policies taken out in substitution or replacement of any such policies (A) shall be amended to name Agent and Lenders as additional named insureds, (B) shall be primary without right of contribution from any other insurance which is carried by Lessee, (C) shall expressly provide that all provisions thereof, except the limits of the liability, shall operate in the same manner as if there were a separate policy covering each insured, and (D) shall provide that the insurer shall waive any right of subrogation against Agent or Lenders.

         (ii) Company will cause Lessee at all times to carry and maintain with insurers of recognized responsibility and reputation on or with respect to the Aircraft and Spare Engines, at Lessee's own cost and expense, aircraft ground and flight all-risk hull insurance as well as fire and extended coverage insurance on Engines and other equipment while removed from the Airframe or airframe (which shall include war risk, governmental confiscation and expropriation (other than by the United States Government) and allied perils including (A) strikes, riots, civil commotions or labor disturbances, (B) any malicious act or act of sabotage and (C) hijacking (air piracy) or any unlawful seizure or wrongful exercise of control of the Aircraft or Spare Engines or crew in flight (including any attempt at such seizure or control) made by any person or persons aboard the Aircraft or another aircraft acting without the consent of the insured, if and to the extent the same shall be maintained by Lessee with respect to similar aircraft owned or operated by Lessee on the same routes or if the Aircraft or another aircraft is operated on routes where the custom is for Domestic Carriers similarly situated with Lessee flying comparable routes with similar aircraft to carry such insurance, of the type usually carried by corporations engaged in the same or similar business and similarly situated with Lessee; provided that such insurance (including any self-insurance to the extent permitted below) shall at all times be for an amount not less than the greater of the amount required by the applicable Lease and $50,000,000. During any period when the Aircraft or Spare Engines, as the case may be, are on the ground and not in operation Lessee may carry or cause to be carried, in lieu of the insurance required by this Section, insurance otherwise conforming hereto except that the scope of risk covered and type of insurance shall be the same as are from time to time customarily carried with respect to similar aircraft or spare engines by corporations engaged in the same or similar business and similarly situated with Lessee for aircraft and spare engines on the ground in an amount at least equal to the applicable amount provided above. All such insurance shall name Agent and Lenders as additional insureds and loss payees to the extent their interest may appear and shall provide that any loss to the Airframe or an Engine or Spare Engine in excess of $2,000,000 (and, if a Potential Event of Default or Event of Default has occurred and is continuing, any such loss) shall be payable to Agent for the benefit of Lenders; and shall be primary without right of contribution from any other insurance which is carried by Agent with respect to its interest therein.

         Lessee may self-insure, by way of deductible or equivalent provisions in insurance policies, the risks required to be insured against pursuant to this Section 4(g)(ii) in such reasonable amounts as are then applicable to other similar aircraft or spare engines in Lessee's fleet which are of a value comparable to the Aircraft or Spare Engines, as the case may be, and as are not substantially greater than amounts self-insured by corporations engaged in the same or similar business and similarly situated with Lessee; provided, however, that Company shall not permit Lessee to self-insure in an amount in excess of $1,000,000 without the prior written consent of Agent.

          (iii) Any policies of insurance required pursuant to either paragraph
     (i) or paragraph (ii) above shall: (A) be amended to name Agent and Lenders as additional named insureds, but without Agent or Lenders being thereby liable for premiums; (B) provide that in respect of the interest of Agent or Lenders in such policies the insurance shall not be invalidated by any action or inaction of Lessee and shall insure the interests of Agent and Lenders regardless of any breach or violation by Lessee or any Person (other than Agent) of any warranty, declaration, condition or exclusion from coverage contained in such policies; (C) provide that if such insurance is cancelled, or if any material change is made in the coverage which affects the interest of Agent or any Lender, or if such insurance is allowed to lapse for nonpayment of premium, such cancellation, change or lapse shall not be effective as to Agent for thirty (30) days (seven (7) days, or such shorter or longer period as may from time to time be customarily available in the industry, in the case of any war risk and allied perils coverage) after receipt by Agent of written notice from such insurers of such cancellation, change or lapse; (D) be in full force and effect throughout any geographical areas at any time traversed by the Aircraft or Spare Engines and shall be payable in U.S. dollars; (E) waive any right of the insurers to any setoff or counterclaim or any other deduction, whether by attachment or otherwise in respect of any liability of Agent; and (F) waive all rights of subrogation against Agent.

          (iv) In the case of a lease or contract with the United States or any agency or instrumentality thereof in respect of the Airframe or any Engine or Spare Engine, a valid agreement by the United States or such agency or instrumentality to indemnify Lessee against the same risks against which Lessee is required hereunder to insure shall be considered adequate insurance with respect to the Airframe or such Engine or Spare Engine to the extent of the risks and in the amounts that are the subject of any such agreement to indemnify.

          (v) On or prior to the date hereof, and annually thereafter on or prior to January 31, Company will cause the Lessee to furnish to Agent (A) a report signed by a firm of independent aircraft insurance brokers, appointed by Lessee and not objected to by Agent, describing in reasonable detail acceptable to Agent the insurance then carried and maintained on or with respect to the Aircraft and the Engines and Spare Engines and stating that in the opinion of such firm such insurance complies with the terms of this Section 4(g) and is adequate to protect the interests of Lessee, Company and Agent, and (B) certificates of the insurer or insurers evidencing the insurance covered by the report. Lessee will cause such brokers to advise Agent in writing (x) promptly of any default in the payment of any premium and of any other act or omission on the part of Lessee of which such firm has knowledge and which might invalidate or render unenforceable, in whole or in part, any insurance on the Aircraft or any Engine or Spare Engine and (y) at least thirty (30) days prior to the expiration or termination date, or date of effectiveness of any material change, of any insurance carried and maintained on the Aircraft or Spare Engines hereunder.

          (vi) All insurance payments and other payments received by Agent or Company from insurance referred to in paragraph (ii) above shall be, if received by Company, immediately paid to Agent and shall be held by Agent as security for the Secured Obligations and all other obligations required to be paid in accordance with the terms of this Mortgage and the Credit Agreement and such payments shall be paid to Company upon compliance by Company with the terms of Subsection 4(f) with respect to the replacement of an airframe or an engine, as the case may be, provided that no Potential Event of Default or Event of Default shall have occurred and be continuing.

     All insurance payments and other payments received by Agent or Company from insurance referred to in paragraph (ii) above and paid other than as a result of an Event of Loss shall be paid by Agent to or be retained by Company, and promptly applied by Company to the extent necessary to repair the damage to the Airframe or the Engine or Spare Engine for which such insurance was paid, provided that Agent shall not be required to make any such payment to Company if a Potential Event of Default or Event of Default has occurred and is continuing, but shall be held or paid over to Agent as security for the obligations of Company under this Mortgage and the other Loan Documents, and, if Agent shall declare the Credit Agreement to be in default, shall be applied against Company's obligations hereunder and thereunder as and when due. Retention by Agent of any amounts pursuant to the preceding sentence shall not relieve Company of its obligations to make promptly all repairs and replacements required by Sections 4(c) and
     (e) hereof and to pay for the same with Company's funds or cause payment of the same under the Lease by the Lessee.

          (vii) Nothing in this Section 4(g) shall prohibit Agent, or any Lender from obtaining insurance with respect to the Aircraft or Spare Engines for its own account. Company may, at its own expense, carry insurance with respect to its interest in the Aircraft or Spare Engines in amounts in excess of that required to be maintained by this Section 4(g). No insurance maintained by Agent or any Lender shall prevent Company from causing Lessee to carry the insurance required or permitted by this Section or adversely affect such insurance or the cost thereof. Proceeds of any such insurance carried by Agent or Lender shall be paid as provided in the insurance policy relating thereto and Agent shall have no duty to obtain any such insurance.

     (h) Inspection. Company will permit, and cause Lessee to permit, any officers, employees or authorized representatives of Agent to inspect, at Lessee's cost and expense under the Lease, the Aircraft Collateral and Aircraft Related Collateral. or any part thereof, and to examine, copy or make extracts from, any and all books, records and documents in the possession of Company relating to such Collateral or any part thereof and performance of this Mortgage, all at such reasonable times and as often as may be requested. Agent shall have no duty to make any such inspection or examination and shall not incur any liability or obligation by reason of making or not making any such inspection or examination.

     (i) Insignia. Company shall, at its own cost and expense, or pursuant to the Lease, cause the Airframe and each Engine and Spare Engine included in the Aircraft Collateral to be legibly marked (in a reasonably prominent location, which in the case of the Airframe shall be adjacent to the airworthiness certificate) with such a plate, disk, or other marking of customary size, and bearing the legend "Owned by Atlas Freighter Leasing, II Inc. and Mortgaged to Bankers Trust Company, as Agent" or such other legend, as shall in the opinion of Agent be appropriate or desirable to evidence the fact that it is subject to the lien and security interest created by this Mortgage. Company shall not remove or deface, or permit to be removed or defaced, any such plate, disk, or other marking or the identifying manufacturer's serial number, and, in the event of such removal or defacement, shall promptly cause such plate, disk, or other marking or serial number to be promptly replaced. Except as provided above, Company shall not allow the name of any person, association or corporation to be placed on the Airframe or any Engine or Spare Engine as a designation that might be interpreted as a claim of ownership or of any security interest therein, except that any permitted lessee may place its customary colors and insignia or the insignia of the manufacturer on the Airframe or any Engine or Spare Engine.


SECTION 5.  Remedies.

          (a) If any Event of Default shall occur and be continuing, then Agent may, without notice of any kind to Company, exercise in respect of the Aircraft Collateral and Aircraft Related Collateral, (i) all the rights and remedies of a secured party on default under the Uniform Commercial Code as in effect at the time in any applicable jurisdiction (whether or not the Uniform Commercial Code applies to the affected Aircraft Collateral), (ii) any and all remedies under the Leases and all of the rights and remedies of the Lessor under the Lease, (iii) all the rights and remedies provided for in this Mortgage, the Credit Agreement and any other Loan Document, and in any other agreement between Company and Agent, and (iv) such other rights and remedies as may be provided by law or otherwise.

          (b) After an Event of Default has occurred and is continuing, Agent may, without notice, take possession of the Aircraft Collateral or any part thereof and may exclude Company and Lessee, and all persons claiming under Company or Lessee, wholly or partly therefrom. At the request of Agent,

     Company shall promptly deliver or cause Lessee to deliver to Agent or to whomsoever Agent shall designate, at such time or times and place or places as Agent may specify, and fly or cause to be flown to such airport or airports in the United States as Agent may specify, without risk or expense to Agent, the Aircraft Collateral or any part thereof. In addition, Company will provide, or cause Lessee to provide, without cost or expense to Agent, storage facilities for the Aircraft Collateral. If Company or Lessee shall for any reason fail to deliver the Aircraft Collateral or any part thereof after demand by Agent, Agent may, without being responsible for loss or damage, (i) obtain a judgment conferring on Agent the right to immediate possession or requiring Company and Lessee to deliver immediate possession of the Aircraft Collateral or any part thereof to Agent, the entry of which judgment Company hereby specifically consents and the Lessor's consent to which will be obtained by Company under the Lease, or (ii) with or without such judgment, pursue the Aircraft Collateral or any part thereof wherever it may be found and may enter any of the premises of Company and Lessee where the Aircraft Collateral may be and search for the Aircraft Collateral and take possession of and remove the same. Company agrees to pay to Agent, upon demand, all expenses incurred in taking any such action; and all such expenses shall, until paid, be secured by the lien of this Mortgage. Upon every such taking of possession, Agent may, from time to time, make all such reasonable expenditures for maintenance, insurance, repairs, replacements, alterations, additions and improvements to and of the Aircraft Collateral, as it may deem proper. In each such case, Agent shall have the right to maintain, use, operate, store, lease, control or manage the Aircraft Collateral or any part thereof and to carry on the business and exercise all rights and powers of Company relating to the Aircraft Collateral, as Agent shall deem best, including the right to enter into any and all such agreements with respect to the maintenance, use, operation, storage, leasing, control, management or disposition of the Aircraft Collateral or any part thereof as Agent may determine. Further, after the occurrence and during the continuation of an Event of Default, Agent shall be entitled to collect and receive directly all tolls, rents, revenues, issues, income, products and profits of the Aircraft Collateral or any part thereof, including without limitation, all payments under any of the Leases. Such tolls, rents, revenues, issues, income, products and profits shall be applied to pay the expenses of the use, operation, storage, leasing, control, management or disposition of the Aircraft Collateral, and of all maintenance, insurance, repairs, replacements, alterations, additions and improvements, and to make all payments which Agent may be required or may elect to make, if any, for taxes, assessments, or other proper charges upon the Aircraft Collateral and all other payments which Agent may be required or authorized to make under any provision of this Mortgage, as well as just and reasonable compensation for the services of Agent and of all persons properly engaged and employed for such purposes by Agent.

          (c) Agent, with or without taking possession of the Aircraft Collateral, may, without notice:

               (i) to the extent permitted by law, sell at one or more sales, as an entirety or in separate lots or parcels, the Aircraft Collateral or any part thereof, at public or private sale, at such place or places and at such time or times and upon such terms, including terms of credit (which may include the retention of title by Agent to the property so sold), as Agent may determine, whether or not the Aircraft Collateral shall be at the place of sale; and

               (ii) proceed to protect and enforce its rights under this Mortgage by suit, whether for specific performance of any covenant herein contained or in aid of the exercise of any power herein granted or for the foreclosure of this Mortgage and the sale of the Aircraft Collateral under the judgment or decree of a court of competent jurisdiction or for the enforcement of any other right.

          (d) After an Event of Default has occurred and is continuing, Company agrees to the fullest extent that it lawfully may, that it and Lessee will not (and hereby irrevocably waives its right to) at any time plead, or claim the benefit or advantage of, any appraisement, valuation, stay, extension, moratorium, or redemption law now or hereafter in force, in order to prevent or hinder the enforcement of this Mortgage or the absolute sale of the Aircraft Collateral. Company, for itself and all who may claim under it, waives, to the extent that it lawfully may, all right to have all or any portion of the Aircraft Collateral marshalled upon any foreclosure hereof.

          (e) Each and every remedy of Agent shall be cumulative and shall not be exclusive of any other remedies provided now or hereafter at law, in equity or otherwise. Company shall reimburse Agent, upon demand, for all fees and other expenses paid or incurred by Agent in exercising any rights, powers or remedies granted hereby. All such fees and expenses shall, until paid, be secured by the lien of this Mortgage.

          (f) Notwithstanding anything to the contrary contained in this Mortgage or the Lease, the Agent shall at all times have the right, to the exclusion of Company, to declare the Lease in default in accordance with its terms and to exercise all remedies set forth in the Leases.

SECTION 6.  Application of Proceeds.

     The proceeds of amounts received pursuant to the Lease (including, without limitation, amounts received in connection with the exercise by Lessee of any purchase option or Event of Loss) and the proceeds of any sale, lease or other disposition of all or any of the Aircraft Collateral or Aircraft Related Collateral under this Mortgage and all other sums realized by Agent pursuant to this Mortgage or any proceedings hereunder shall be applied in the following order of priority:

          First: To the payment of the costs and expenses of such sale, lease, disposition or other realization, including reasonable compensation to Agent's agents and counsel, and all expenses, liabilities and advances made or incurred by Agent in connection therewith, including, without limitation, taxes upon or with respect to the sale, lease, disposition or realization and the payment of taxes and Liens, if any, prior to the lien and security interest of this Mortgage (except any taxes or Liens to which the respective sale, lease, disposition or realization shall have been subject) and to the payment of expenses and the reimbursement of payments incurred or made by Agent pursuant to Section 9 hereof;

          Second: To the ratable payment of interest accrued and unpaid on the Notes to and including the date of such application;

          Third: To the ratable payment of principal of the Notes, which payment shall be applied to the principal installments of the Notes in the manner specified by the Credit Agreement; and

          Fourth: To the payment of all other amounts payable by Company under the Credit Agreement, this Mortgage or any other Loan Document, and otherwise to Company or to such other Person(s) as may lawfully be entitled, or as any court of competent jurisdiction may direct, the remainder.

SECTION 7.        Agent as Attorney.

     Company hereby irrevocably appoints Agent the true and lawful attorney of Company (with full power of substitution) in the name, place and stead of, and at the expense of, Company at any time after the occurrence and during the continuation of an Event of Default (i) to ask, demand, collect, sue for, recover, compound, receive and give acquittance and receipts for moneys due and to become due under or in respect of any of the Aircraft Collateral and Aircraft Related Collateral, (ii) to make all necessary transfers of all or any part of the Aircraft Collateral and Aircraft Related Collateral in connection with any sale, lease or other disposition made pursuant hereto, (iii) to execute and deliver for value all necessary or appropriate bills of sale, assignments and other instruments in connection with any such sale, lease or other disposition, and (iv) generally to do, at Agent's option and Company's cost and expense, at any time, or from time to time, all acts and things that Agent deems necessary to protect, preserve or realize upon the Aircraft Collateral and Aircraft Related Collateral and Agent's security interest therein, in order to effect the intent of this Mortgage, all as fully and effectively as Company might do, Company hereby ratifying and confirming all that its said attorney (or any substitute) shall lawfully do hereunder and pursuant hereto.


SECTION 8.  Cash Collateral.

     All monies received by Agent to be held and applied under this Section, and all monies if any, required to be paid to Agent hereunder, which disposition is not elsewhere herein otherwise specifically provided for, shall be held by Agent and applied from time to time as provided herein and in the Credit Agreement and the other Loan Documents and shall be held in an account in the name of Agent and invested in Cash Equivalents for the benefit and at the risk of Company.


SECTION 9.  Agent's Right to Perform.

     If Company fails to make any payment required to be made by it hereunder or fails to perform or comply with any of its agreements contained herein, Agent may itself make such payment or perform or comply with such agreement (including, without limitation, the agreement of Company to maintain insurance pursuant to Section 4(g) hereof), and the amount of such payment and the amount of the reasonable expenses of Agent incurred in connection with such payment or the performance of or compliance with such agreement, as the case may be, together with interest thereon at the rate specified in the Credit Agreement from time to time, shall be payable by Company to Agent on demand and shall constitute additional indebtedness secured by the lien and security interest of this Mortgage.


SECTION 10.  Further Assurances.

     Company at its expense will promptly and duly execute and deliver such documents and assurances and take such action as may be necessary or desirable, or as Agent may from time to time request, in order to correct any defect, error or omission which may at any time hereafter be discovered in the contents of this Mortgage or in the execution or delivery hereof, and/or in order to more effectively carry out the intent and purpose of this Mortgage and to establish, protect and perfect the rights, remedies and security interests created or intended to be created in favor of Agent hereunder, including, without limitation, the execution, delivery and filing of any instruments with the FAA and of any Uniform Commercial Code financing and continuation statements with respect to the security interests created hereby, in form and substance satisfactory to Agent, in such jurisdictions as Agent may reasonably request. Company hereby authorizes Agent to file any such statements without the signature of Company to the extent permitted by applicable law.


SECTION 11.  Continuing Security Interest.

     This Mortgage shall create a continuing security interest in the Aircraft Collateral and Aircraft Related Collateral and shall (a) remain in full force and effect until the indefeasible payment in full of the Secured Obligations,
(b) be binding upon Company, its successors and assigns and (c) inure, together with the rights and remedies of Agent hereunder, to the benefit of Agent and its successors, transferees and assigns. Without limiting the generality of the foregoing clause (c), Agent or any Lender may, subject to any restrictions contained in the Credit Agreement, assign or otherwise transfer any of its interests in the Credit Agreement or in any Note to any other person or entity, and such other benefits in respect thereof granted to Agent or any Lender herein or otherwise. Upon the indefeasible payment in full of the Secured Obligations, the security interest granted hereby shall terminate and all rights to the Aircraft Collateral and Aircraft Related Collateral shall revert to Company. Upon any such termination. Agent will execute and deliver to Company, at Company's expense, such instruments of release and termination as Company may reasonably request to evidence such termination.


SECTION 12.  Miscellaneous.

     Any provision of this Mortgage which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. To the extent permitted by applicable law, Company hereby waives any provision of law which renders any provision hereof prohibited or unenforceable in any respect. No term or provision of this Mortgage may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by Company and Agent. The captions and headings in this Mortgage are for convenience of reference only and shall not define or limit any of the terms or provisions hereof.


SECTION 13.  Consent to Jurisdiction and Service of Process.

     All judicial proceedings brought against Company with respect to this Mortgage may be brought in any state or federal court of competent jurisdiction in the State of New York or Colorado and by execution and delivery of this Mortgage Company accepts for itself and in connection with the Aircraft Collateral and Aircraft Related Collateral, generally and unconditionally, the nonexclusive jurisdiction of the aforesaid courts and irrevocably agrees to be bound by any judgment rendered thereby in connection with this Mortgage. Company hereby agrees that service of process in any such proceeding in any such court may be made by registered or certified mail return receipt requested to Company at its address provided on the signature pages of the Mortgage, such service being hereby acknowledged by Company to be effective and binding service in every respect. A copy of any such process so served shall be mailed by registered mail to Company, at its address specified in Section 15 hereof, except that unless otherwise provided by applicable law, any failure to mail such copy shall not affect the validity of service of process. If any agent appointed by Company refuses to accept service, Company hereby agrees that service upon it by mail shall constitute sufficient notice. Nothing herein shall affect the right to serve process in any other manner permitted by law or shall limit the right of Agent to bring proceedings against Company in the courts of any other jurisdiction.


SECTION 14. GOVERNING LAW; TERMS.

     THIS MORTGAGE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK, EXCEPT AS REQUIRED BY MANDATORY PROVISION OF LAW AND EXCEPT TO THE EXTENT THAT THE VALIDITY OR PERFECTION OF THE SECURITY INTEREST HEREUNDER, OR REMEDIES HEREUNDER, IN RESPECT OF ANY PARTICULAR AIRCRAFT COLLATERAL ARE GOVERNED BY THE LAWS OF A JURISDICTION OTHER THAN THE STATE OF NEW YORK. Unless otherwise defined herein or in the Credit Agreement, terms used in Article 9 of the Uniform Commercial Code in the State of New York are used herein as therein defined.

SECTION 15. Addresses for Notices.

     All notices and other communications provided for hereunder shall be in writing (including facsimile communication) and mailed or telecopied or delivered to Company or Agent, as the case may be, addressed to it at the address of such party specified on the signature page hereof, or as to either party at such other address as shall be designated by such party in a written notice to each other party complying as to delivery with the terms of this
Section 15. All such notices and other communications shall, when mailed, be effective when deposited in the mails, addressed as aforesaid.


SECTION 16. Counterparts.

     This Mortgage may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Mortgage.

                  [Remainder of page intentionally left blank.]

     IN WITNESS WHEREOF, Company and Agent have caused this Mortgage to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                                       ATLAS FREIGHTER LEASING II, INC.


                                       By:
                                          -------------------------------
                                          Name:
                                          Title:

                                       Notice Address:

                                       Atlas Freighter Leasing II, Inc.
                                       538 Commons Drive
                                       Golden, Colorado 80401
                                       Attention:  Richard H. Shuyler
                                                   Treasury and
                                                   Secretary


                                       BANKERS TRUST COMPANY,
                                       as Agent


                                       By:
                                          -------------------------------
                                          Name:
                                          Title:

                                       Notice Address:

                                       Bankers Trust Company
                                       130 Liberty Street
                                       New York, New York  10006
                                       Attention: Marguerite Sutton

                                                                      SCHEDULE I
                                                           to Security Agreement
                                                            and Chattel Mortgage


                                  AIRFRAME




================================================================================
                                        Manufacturer's        United States
Manufacturer         Model              Serial Number         Registry No.
--------------------------------------------------------------------------------
Boeing               747-2D7B           21784                 N524MC
================================================================================

                                                                   SCHEDULE II-A
                                                           to Security Agreement
                                                            and Chattel Mortgage


                                     ENGINES



================================================================================
                                                          Manufacturer's
Manufacturer                 Model                        Serial Number
--------------------------------------------------------------------------------
General Electric             CF6-50E2                     528419
--------------------------------------------------------------------------------
General Electric             CF6-50E2                     517343
--------------------------------------------------------------------------------
General Electric             CF6-50E2                     517545
--------------------------------------------------------------------------------
General Electric             CF6-50E2                     517791
================================================================================

Each such engine having 750 or more rated takeoff horsepower or the equivalent thereof.

                                                                   SCHEDULE II-B
                                                           to Security Agreement
                                                            and Chattel Mortgage


                                  SPARE ENGINES


================================================================================
                                                          Manufacturer's
Manufacturer                 Model                        Serial Number
--------------------------------------------------------------------------------
General Electric             CF6-50E2                     517790
--------------------------------------------------------------------------------
General Electric             CF6-50E2                     517602
================================================================================


Each such engine having 750 or more rated takeoff horsepower or the equivalent thereof.

                                                                       EXHIBIT A
                                                           to Security Agreement
                                                            and Chattel Mortgage


                        SUPPLEMENTAL CHATTEL MORTGAGE NO.



     THIS SUPPLEMENTAL CHATTEL MORTGAGE is dated _________, 199[ ] between Atlas Freighter Leasing II, Inc., a Delaware corporation (the "Company"), and Bankers Trust Company, as Administrative Agent for and representative of (in such capacity, "Agent") the financial institutions ("Lenders") party to the Credit Agreement dated as of September __, 1997 among Company, the Lenders, Goldman Sachs Credit Partners L.P., as Syndication Agent, and Agent.

     Company and Mortgagee have heretofore entered into a Security Agreement and Chattel Mortgage dated _______________, 1997 (the "Mortgage") and the terms defined therein and not otherwise defined herein are used herein as therein defined. The Mortgage provides for the execution and delivery of supplements thereto substantially in the form hereof, for the purpose of particularly describing each Engine and Spare Engine subjected to the lien of the Mortgage pursuant to Section 4(f) thereof, and shall specifically mortgage such Engine and Spare Engine to Agent.

     The Mortgage relates to the Engine(s) and Spare Engine(s) described below and a counterpart of the Mortgage has been recorded by the Federal Aviation Administration on __________, 1997, and has been assigned Conveyance No. ______.

     NOW, THEREFORE, that, to secure the due and punctual payment and performance of the Secured Obligations and in consideration of the premises and of the covenants contained in the Mortgage, Company hereby mortgages to Agent, its successors and assigns, and grants and assigns to Agent, its successors and assigns, a first priority purchase money security interest in all estate, right, title and interest of Company in and to the property described in Schedule I annexed hereto (whether or not such Engine or Spare Engine shall be installed on or attached to the Airframe), and the proceeds thereof.

     This Supplemental Chattel Mortgage shall be construed as supplemental to the Mortgage and shall form a part thereof, and the Mortgage is hereby incorporated by reference herein and is hereby ratified, approved and confirmed.

                                                                       EXHIBIT A
                                                                          Page 2




     THIS SUPPLEMENTAL CHATTEL MORTGAGE IS INTENDED TO BE DELIVERED IN THE STATE OF NEW YORK AND SHALL BE GOVERNED BY THE INTERNAL LAWS OF THAT STATE.

     This Supplemental Chattel Mortgage may be executed in one or more counterparts, each of which shall be deemed an original and all of which together shall constitute one and the same Supplemental Chattel Mortgage.

                   [Balance of page intentionally left blank]

                                                                       EXHIBIT A
                                                                          Page 3




     IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Chattel Mortgage to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first above written.


                                       ATLAS FREIGHTER LEASING II, INC.


                                       By:
                                           --------------------------------
                                           Name:
                                           Title:

                                       Notice Address:

                                       Atlas Freighter Leasing II, Inc.
                                       538 Commons Drive
                                       Golden, Colorado 80401

                                       Attention:  Richard H. Shuyler
                                                   Treasurer and Secretary


                                       BANKERS TRUST COMPANY,
                                       as Agent


                                       By:
                                          ---------------------------------
                                          Name:
                                          Title:

                                       Notice Address:

                                       Bankers Trust Company
                                       130 Liberty Street
                                       New York, New York  10006

                                       Attention: Marguerite Sutton

                                                                    SCHEDULE I-A
                                                                 to Supplemental
                                                                Chattel Mortgage

                             SCHEDULE OF ENGINES



================================================================================
                                       Manufacturer's           United States
Manufacturer          Model            Serial Number            Registry No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================




Such engine having 750 or more rated takeoff horsepower or the equivalent thereof

                                                                    SCHEDULE I-B
                                                                 to Supplemental
                                                                Chattel Mortgage

                            SCHEDULE OF SPARE ENGINES




================================================================================
                                        Manufacturer's          United States
Manufacturer         Model              Serial Number           Registry No.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

================================================================================



Such engine having 750 or more rated takeoff horsepower or the equivalent thereof